Provision for Site Reclamation and Closure	12 Months Ended
Dec. 31, 2023
Disclosure Of Provision For Site Reclamation And Closure [Abstract]
Provision for site reclamation and closure [Text Block]

Note 13: Provision for site reclamation and closure

The Company recognizes a provision for site reclamation and closure, which reflects the present value of the estimated amount of cash flows required to satisfy the asset retirement obligation in respect of the Committee Bay and Quebec properties. The components of this obligation are the removal of equipment currently being used at the site as well as costs associated with the reclamation of the camp housing and work sites on the property. The estimate of future asset retirement obligations is subject to change based on amendments to applicable laws, management's intentions, and mining lease renewals.

The key assumptions used to calculate the present value of the future estimated cash flows of the Company's projects are as follows:

  Undiscounted cash flow obligation for site reclamation of $6,246 (December 31, 2022 - $6,065, December 31, 2021 - $4,938);

  Expected timing of future cash flows which is between the years 2026 and 2041;

  Annual inflation rate of 2.25% (December 31, 2022 - 2.5%, December 31, 2021 - 2.5%); and

  Risk-free interest rate of 3.02% (December 31, 2022 - 3.28%, December 31, 2021 - 1.68%).

The present value of the liability for the site reclamation and closure provision for the Company's projects was as follows:

	Quebec	Nunavut	Total
Balance at December 31, 2021	$1,934	$2,256	$4,190
Accretion	42	52	94
Change in estimate	(409)	396	(13)
Balance at December 31, 2022	$1,567	$2,704	$4,271
Accretion	54	94	148
Change in estimate	(52)	128	76
Balance at December 31, 2023	$1,569	$2,926	$4,495